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                                                                EXHIBIT 23.1



                          INDEPENDENT AUDITORS CONSENT


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-83144) of Paragon Group, Inc. of our report dated February 27, 1996 with respect to the consolidated and combined financial statements and schedule of Paragon Group, Inc. included in the Form 10-K/A for the year ended December 31, 1995.



                                       ERNST & YOUNG LLP


Dallas, Texas
July 23, 1996